Exhibit 1 (i)

                         Form of Underwriting Agreement






June      ,  2001

Public  Securities,  Inc.
300  North  Argonne  Road
Suite  202
Spokane,  Washington  99212

Gentlemen:

TEMPORARY  FINANCIAL  SERVICES,  a  Washington Corporation (the "Company"), with principal offices located at 422 West Riverside, Suite 1313, Spokane, Washington, 99201, has an authorized capitalization of 100,000,000 shares of Common Stock, $0.001 par value and 5,000,000 shares of Preferred Stock, $0.001 par value ("Preferred Stock"). The Company proposes to issue and sell through Public Securities, Inc., (the "Underwriter") a minimum of 200,000 shares of Common Stock and a Maximum of 800,000 shares of Common Stock at the offering price of $5.00 per share. The shares of Common Stock are being offered on a "best efforts, minimum or maximum" basis.

The  Company  wishes  to  confirm  as  follows  its  agreements  with  you.

1.     Certain  Definitions

The  following  shall  constitute  the definitions of certain terms used in this
Agreement:

(a)     "Underwriter"  shall  refer  to  Public  Securities,  Inc.

(b) "Company" shall refer to TEMPORARY FINANCIAL SERVICES, INC., its affiliates, and subsidiaries.

(c)     "Commission"  shall  refer  to  the  Securities and Exchange Commission.

(d)     "Act"  shall  refer  to  the  Securities  Act  of  1933  as  amended.

(e) "Regulations" shall refer to the rules and regulations of the Commission.

(f) "Share" shall refer to the Shares of the Company's Common Stock, $0.001 par value. The Shares are being offered on a "best efforts, minimum or maximum" basis.

(g) "Common Stock" shall refer to the Shares of the Company's Common Stock, $0.001 par value.

(h) "Effective Date" shall be the first date upon which the Registration Statement filed pursuant to this Agreement shall be declared effective by the Commission, i.e., the date when the Shares may be offered for sale to the public.




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(i)     "Registration Statement" shall refer to the Registration Statement, Form
S-B2  (File  No.                                                )  filed for the
proposed sale of the Common Stock, prospectus, preliminary prospectus, Underwriter's Common Stock Purchase Warrant, Warrants, Shares, Common Stock, exhibits and financial statements as finally amended and revised prior to the Effective Date. Except as the context may otherwise require, such Registration Statement, as amended, on file with the Commission at the time the Registration Statement becomes effective (including the prospectus, financial statements, any schedules, exhibits and all other documents filed as a part thereof or that may be incorporated therein (including, but not limited to those documents or information incorporated by reference therein) and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Rules and Regulations), is hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, is hereinafter called the "Prospectus."

(k)     "NASD"  shall  refer  to the National Association of Securities Dealers,
Inc.

2.     Underwriter's  Compensation

(a)     The  Company  hereby  appoints  the  Underwriter  as its exclusive agent during the continuance of the authorization hereunder to sell and obtain purchasers for 800,000 Shares at a public offering price of $5.00 per Shares and at an aggregate public offering price of $4,000,000 on a "best efforts, minimum or maximum basis. Unless 200,000 Shares are sold and payment received by the Company therefore within 120 days from the Effective Date, no Shares will be sold, and in that event the Underwriter will not receive any of the commissions mentioned, but will be entitled to all accountable out-of-pocket expenses, not
to  exceed   $5,000         .  Such  exclusive  agency  shall  be  good  and
irrevocable  unless  and  until  terminated as herein and hereinafter set forth.

(1) If the sale of the Securities by the Underwriter is not consummated for any reason not attributable to the Underwriter, or if (i) the Company unilaterally withdraws the Registration Statement or does not proceed with the public offering for reasons other than the affirmative wrongdoing of the Underwriter, or (ii) the representations in Section 3 hereof are not correct or the covenants cannot be complied with, or (iii) there has been a materially adverse change in the condition, prospects or obligations of the Company or a materially adverse change in stock market conditions from current conditions, or
(iv) the "road show" presentation produced a negative affect on the intended syndicate members, or (v) the Company unilaterally terminates the financing, the Company will reimburse the Underwriter for its out-of-pocket expenses up to a maximum of $5,000 but any funds remaining unused from a $2,500 advance, will be returned to the Company. In the event of unilateral termination by the Company, the Underwriter will re-evaluate the Company and the Company agrees to pay the Underwriter a consulting and restructuring fee of $5,000

(b) Subject to the filing and the becoming effective of the Registration Statement and a prospectus in compliance with the provisions of the Act and the availability for sale to the public, pursuant to law, of the offered Shares and subject to the fulfillment of all of the obligations of the Company and compliance with all of the terms and conditions hereof by the Company and in reliance upon the warranties, representations and covenants made by the Company herein, the Underwriter accepts the foregoing exclusive agency and agrees to use its best efforts during the term of the within Agreement and the continuance of the authorization provided herein to sell the offered Shares when and as issuable at the public offering price set forth above; and to make such public offering at such time as Underwriter so determines and after the following have been completed:

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(1)    Registration  Statement  and  prospectus  have  become  effective.

(2)    Approval  of  offering  by  NASD.

(3)    Blue  Sky  clearance  from  the  states  required  by  Underwriter.

(4)    Shares  and/or  Certificates  are  available  for  public  offering.

(5)    Company  furnishes  Underwriter  with  sufficient  number  of prospectus.

(c) As compensation for the services of the Underwriter herein, the Company shall allow the Underwriter, subject to the sale and receipt of funds for 200,000 Shares minimum and 800,000 maximum to be offered herein, a sale's commission of ten percent (10%) of the public offering price on all offered Shares to be sold hereunder. The Underwriter may organize a selling group (which group may include the Underwriter) or associate itself with such other Underwriters as it may deem necessary as long as such underwriters or members of the selling group are members of the NASD for the purpose of distributing the offered Shares and in such event, the Underwriter may allow to members of such selling group, or such other underwriters, such part of the aforementioned commission or discount as it may, in its sole discretion determine. Shares sold by members of the selling group who are not a member of the NASD, including foreign brokers, and dealers registered pursuant to the Securities Act of 1934, may only be sold at the price of $5.00 per Share. The Underwriter shall be paid a non-accountable expense allowance of one percent of the public offering price on all Shares sold (of which $XXXX has been paid by the Company to the Underwriter); and Warrants to purchase up to 80,000 shares of Common Stock at $6.00 per share, at the rate of one Underwriter's Warrant for every ten Shares sold in this offering. Subject to the sale of the minimum number of Shares, as set forth in Paragraph 6(p) hereof. Such commission and expense allowance shall be deductible by the Underwriter prior to remittance by it to the Company on account of the Shares sold. Up to 80% of these warrants shall be subject to a call feature by the issuer 12 months from their first exercisable date. Upon notice in writing to the underwriter, the underwriter shall have 30 days to exercise those called warrants, or they shall be cancelled.

*After the minimum of $1,000,000 is reached, purchases by "original" shareholders shall be exempt compensation, with the exception of underwriter's warrants.
**The  offering  shall  be  terminated  on  December  31,  2001.
(1) Underwriter's Common Stock Purchase Warrant: At the Closing Date, the Company will sell to the Underwriter for a purchase price of $.01, per warrant, warrants to purchase Shares at 120% of the offering price of the Shares (the "Underwriter's Common Stock Purchase Warrant" or "Underwriter's Warrants"). Each Share will be identical to the Shares except that the Underwriter's Warrants cannot be exercised until one year after the effective date of the Registration Statement. The total number of Shares which may be purchased on the exercise of the Underwriter's Warrants will be 10% of the Shares sold in the offering. The Underwriter's Warrants shall be nonexercisable and nontransferable for a period of twelve (12) months after the date of the Prospectus used in the offering.

The Company agrees to register a sufficient number of shares of its Common Stock pursuant to the Registration Statement so that a sufficient number of shares of its Common Stock underlying the Underwriter's Warrants are registered and available to be issued upon the exercise of the Underwriter's Warrants. The Company will set aside and at all times have available a sufficient number of registerable shares of its Common Stock to be issued upon the exercise of the Underwriter's Warrants.




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The  Company  andthe  Underwriter agree that, prior to the effective date of the
Company's Registration Statement, the Underwriter may designate that the Underwriter's Warrants be issued in varying amounts directly to its officers and not to the Underwriter, and to other Underwriters and their designees, such designation will only be made by the Underwriter if it determines that such issuances would not violate the interpretation of the Board of Governors of the NASD. The Underwriter has disclosed to the Company, and the Company has agreed, that the Underwriter may transfer, after twelve (12) months from the date of the Underwriter's Warrants, a portion or all of the Underwriter's Warrants to certain persons, including, but not limited to, the Underwriter's officers,
directors,   shareholders,  employees,   or  registered   representatives.   The
Underwriter and the Company agree that such transfers will only be made if they do not violate the registration provisions of the Act and the Underwriter will deliver an opinion of counsel to that effect to the Company.

Upon written request of the then holder(s) of at least 51% of the total Underwriter's Warrants and securities issued upon exercise of the Underwriter's Warrants (originally issued to the Underwriter or his designees), made at any time within the period commencing twelve (12) months after the date of the Prospectus and ending four (4) years thereafter, the Company will file, not more than once, a Post-Effective Amendment, Registration Statement or Notification on Form l-A under the Act, registering or qualifying, as the case may be, the Underwriter's Warrants and/or the shares underlying the Underwriter's Warrants. The Company must file a Registration Statement and will not have a choice between filing a Registration Statement or a Notification on Form I-A if the shares underlying them cannot be sold under Regulation A because of the limited exemption. The Company agrees to use its best efforts to cause the above filing to become effective. All expenses of such registration or qualification, including, but not limited to, legal, accounting, "Blue Sky" registration/quali-fication costs, and printing fees, will be borne by the Company exclusive of any commissions.

In addition to the above, the Company agrees that if, at any time during the term of the Underwriter's Warrants, it should file a Registration Statement with the Commission pursuant to the Act (or file a Notification on Form l-A) under the Act for a public offering of equity securities for cash, either for the account of the Company or Selling Shareholders, the Company will at its own expense, except commissions, offer to said holder(s) the opportunity to register the shares underlying the Underwriter's Warrants for public offering. This paragraph is not applicable to a Registration Statement filed with the Commission on Forms S-4 or S-8.

In addition to the rights above provided, the Company will cooperate with the then holder(s) of the Underwriter's Warrants and shares issued upon the exercise of the Underwriter's Warrants in preparing and signing any Registration Statement or Notification, in addition to the Registration Statement and Notifications discussed above, required in order to sell or transfer the aforesaid Underwriter's Warrants and/or underlying shares and will supply all information required therefor, but such additional Registration Statement or Notification shall be at the then holder(s) cost and expense.

(d) If at any time, any condition of the obligation of the Company hereunder shall not have been met or shall cease to be met and the Underwriter shall have given the Company notice of the desire of the Underwriter to terminate this Agreement on account of the non-fulfillment of any such condition or obligation, then upon such notice, the within Agreement shall terminate, saving all such rights as the respective parties may then by law possess. Any such notice must be in writing. If the within Agreement shall not be sooner terminated as provided in the within paragraph, then, and in all events, the Agreement herein shall terminate at such time as all of the Shares shall have been subscribed for


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pursuant  to  the  terms  of the public offering herein. The date upon which the
Agreement herein shall terminate for whatever reason is herein sometimes referred to as the "Termination Date".

3. Representations and Warranties of the Company. As material inducements to the Underwriter to enter into this Agreement, the Company hereby represents and warrants to, and agrees with the Underwriter which representations, warranties and agreements shall survive the closing, as follows:

(a) The Company has prepared and filed with the Commission a registration statement, and an amendment or amendments thereto, on Form SB-2 (No.333-XXXXXX ), including any related preliminary prospectus ("Preliminary Prospectus"), for the registration of the Securities, the Representative's Warrant (sometimes referred to herein collectively as the "Registered Securities"), under the Act, which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Rules and Regulations. The Company will promptly file a further amendment to said registration statement in the form heretofore delivered to the Underwriter and will not file any other amendment thereto to which the Underwriter shall have objected verbally or in writing after having been furnished with a copy thereof.

(b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any Prospectus or the Registration Statement and no proceeding for an order suspending the effectiveness of the Registration Statement or any of the Company's Shares has been instituted or is pending or threatened. Each such Prospectus and/or any supplement thereto has conformed in all material respects with the requirements of the Act and the Rules and Regulations and on its date did not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which they were made and (i) the Prospectus and/or any supplement thereto will contain all statements which are required to be stated therein by the Act and Rules and Regulations, and (ii) the Prospectus and/or any supplement thereto will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances under which they were made; provided, however, that no representations, warranties or agreements are made hereunder as to information contained in or omitted from the Prospectus in reliance upon, and in conformity with, the written information furnished to the Company by you as set forth in Section 2(e) above.

(c) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation, with full power and authority (corporate and other) to own its properties and conduct its businesses as described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which the nature of its business or the character or location of its properties requires such qualification, except where the failure to so qualify would not have a material adverse effect on the business, properties or operations of the Company and the subsidiaries as a whole.

(d)     The  Company  has  full  legal  right, power and authority to authorize, issue, deliver and sell the Shares, and to enter into this Agreement, the Underwriter's Common Stock Purchase Warrant dated as of the initial closing date to be exercised and delivered by the Company to the Underwriter (the "Underwriter's Common Stock Purchase Warrant Agreement"), and to consummate the transactions provided for in such agreements, and each of such agreements has been duly and properly authorized, and on the Initial Closing Date will be duly and properly executed and delivered by the Company. This Agreement constitutes and on the Initial Closing Date the Underwriter's Common Stock Purchase Warrant will then constitute valid and binding agreements, enforceable in accordance

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with their respective terms (except as the enforceability thereof may be limited by  bankruptcy or other similar laws affecting the rights of creditors generally
or  by   general  equitable   principles  and  except  as   the  enforcement  of
indemnification  provisions may be limited by federal or state Securities laws).

(e) Except as disclosed in the Prospectus, the Company is not in violation of its respective certificate or articles of incorporation or bylaws or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company is a party or by which it may be bound or is not in material violation of any law, order, rule, regulation, writ, injunction or decree of any governmental instrumentality or court, domestic or foreign; and the execution and delivery of this Agreement, the Underwriter's Common Stock Purchase Warrant and the consummation of the transactions contemplated therein and in the Prospectus and compliance with the terms of each such agreement will not conflict with, or result in a material breach of any of the terms, conditions or provisions of, or constitute a material default under, or result in the imposition of any material lien, charge or encumbrance upon any of the property or assets of the Company pursuant to, any material bond, debenture, note or other evidence of indebtedness or any material contract, indenture, mortgage, loan agreement, lease, joint venture, partnership or other agreement or instrument to which the Company is a party nor will such action result in the material violation by the Company of any of the provisions of its respective certificate or articles of incorporation or bylaws or any law, order, rule, regulation, writ, injunction, decree of any government, governmental instrumentality or court, domestic or foreign, except where such violation will not have a material adverse effect on the financial condition of the Company.

(f) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus and the Company will have the adjusted capitalization set forth therein on the Initial Closing Date; all of the shares of issued and outstanding capital stock of the Company set forth therein have been duly authorized, validly issued and are fully paid and nonassessable; the holders thereof do not have any rights of rescission with respect therefor and are not subject to personal liability for any obligations of the Company by reason of being stockholders under the laws of the State in which the Company is incorporated; none of such outstanding capital stock is subject to or was issued in violation of any preemptive or similar rights of any stockholder of the Company; and such capital stock (including the Shares, and the Underwriter's Common Stock Purchase Warrant) conforms in all material respects to all statements relating thereto contained in the Prospectus.

(g) The Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other Shares, except for this Agreement or as described in the Prospectus. The Shares, and the Underwriter's Common Stock Purchase Warrant are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform to the respective descriptions thereof contained in the Prospectus; except for payment of the applicable purchase price paid upon exercise of the options or warrants, as the case may be the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Shares and the Underwriter's Common Stock Purchase Warrant has been duly and validly taken; and the certificates representing the Shares and the Underwriter's Common Stock Purchase Warrant will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Shares, and the Underwriter's Shares to be sold by the Company hereunder, the Underwriter will acquire good and marketable

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title  to  such  Shares and Underwriter's Common Stock Purchase Warrant free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever other than restrictions as may be imposed under applicable securities laws.

(h) The Company has good and marketable title to all properties and assets described in the Prospectus as owned by it, free and clear of all liens, charges, encumbrances or restrictions, except such as are described or referred to in the Prospectus or which are not materially significant or important in relation to its business or which have been incurred in the ordinary course of business; except as described in the Prospectus all of the leases and subleases under which the Company holds properties or assets as lessee or sublessee as described in the Prospectus are in full force and effect, and the Company is not in material default in respect of any of the terms or provisions of any of such leases or subleases, and no claim has been asserted by anyone adverse to the Company's rights as lessor, sublessor, lessee or sublessee under any of the leases or subleases mentioned above or affecting or questioning the Company's right to the continued possession of the leased or subleased premises or assets under any such lease or sublease; and the Company owns or leases all such properties as are necessary to its operations as now conducted and as contemplated to be conducted, except as otherwise stated in the Prospectus.

(i) The financial statements, together with related notes, set forth in the Prospectus fairly present the financial position and results of operations of the Company at the respective dates and for the respective periods to which they apply. Said statements and related notes have been prepared in accordance with generally accepted accounting principles applied on a basis which is consistent in all material respects during the periods involved but any "stub" period has not been audited by an independent accounting firm. There has been no material adverse change or material development involving a prospective change in the condition, financial or otherwise, or in the prospects, value, operation, properties, business or results of operations of the Company whether or not arising in the ordinary course of business, since the date of the financial statements included in the Registration Statement and the Prospectus.

(j) Subsequent to the respective dates as of which information is given in the Prospectus as it may be amended or supplemented, and except as described in the Prospectus, the Company has not, directly or indirectly, incurred any liabilities or obligations, direct or contingent, not in the ordinary course of business or entered into any transactions not in the ordinary course of business, which are material to the business of the Company as a whole and there has not been any change in the capital stock of, or any incurrence of long term debts by, the Company or any issuance of options, warrants or rights to purchase the capital stock of the Company or declaration or payment of any dividend on the capital stock of the Company or any material adverse change in the condition (financial or other), net worth or results of operations of the Company as a whole and the Company has not become a party to, any material litigation whether or not in the ordinary course of business.

(k) To the knowledge of the Company, there is no pending or threatened, action, suit or proceeding to which the Company is a party before or by any court or governmental agency or body, which might result in any material adverse change in the condition (financial or other), business or prospects of the Company as a whole or might materially and adversely affect the properties or assets of the Company as a whole nor are there any actions, suits or proceedings against the C ompany related to environmental matters or related to discrimination on the basis of age, sex, religion or race which might be expected to materially and adversely affect the conduct of the business, property, operations, financial condition or earnings of the Company as a whole; and no labor disturbance by the employees of the Company individually exists or is, to the knowledge of the Company, imminent which might be expected to

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materially  and  adversely  affect  the  conduct  of  the   business,  property,
operations,  financial  condition  or  earnings  of  the  Company  as  a  whole.

(l) Except as may be disclosed in the Prospectus, the Company has properly prepared and filed all necessary federal, state, local and foreign income and franchise tax returns, has paid all taxes shown as due thereon, has established adequate reserves for such taxes which are not yet due and payable, and does not have any tax deficiency or claims outstanding, proposed or assessed against it.

(m) The Company has sufficient licenses, permits, right to use trade or service marks and other governmental authorizations currently required for the conduct of its business as now being conducted and as contemplated to be conducted and the Company is in all material respects complying therewith. Except as set forth in the Prospectus, the expiration of any such licenses, permits, or other governmental authorizations would not materially affect the Company's operations. To its knowledge, none of the activities or businesses of the Company are in material violation of, or cause the Company to materially violate any law, rule, regulations, or order of the United States, any state, county or locality, or of any agency or body of the United States or of any state, county or locality.

(n) The Company has not at any time (i) made any contributions to any candidate for political office in violation of law, or failed to disclose fully any such contribution, or (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi public duties, other than payments required or allowed by applicable law.

(o) Except as set forth in the Prospectus the Company knows of no outstanding claims for services either in the nature of a finder's fee, brokerage fee or otherwise with respect to this financing for which the Company or the Underwriter may be responsible, or which may affect the Underwriter's compensation as determined by the National Association of Securities Dealers, Inc. ("NASD") except as otherwise disclosed in the Prospectus.

 (p) The Company has its property adequately insured against loss or damage by fire and maintains such other insurance as is customarily maintained by companies in the same or similar business.

(q) The Underwriter's Warrants herein described are duly and validly authorized and upon delivery to the Underwriter in accordance herewith will be duly issued and legal, valid and binding obligations of the Company, except as the enforceability thereof may be limited by bankruptcy or other similar laws affecting the rights of creditors generally or by equitable principles, and except as the enforcement of indemnification provisions may be limited by federal or state securities laws. The Underwriter's securities issuable upon exercise of any of the Underwriter's Common Stock Purchase Warrant have been duly authorized, and when issued upon payment of the exercise price therefor, will be validly issued, fully paid and nonassessable.

(r) Except as set forth in the Prospectus, no default exists in the due performance and observance of any term, covenant or condition of any material license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, purchase order, or any other agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company is a party or by which the Company may be bound or to which the property or assets (tangible or intangible) of the Company is subject or affected.

(s) To the best of the Company's knowledge it has generally enjoyed a satisfactory employer-employee relationship with its employees and, to the best of its knowledge, is in substantial compliance in all material respects with all federal, state, local, and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours. To the best of the Company's knowledge, there are no pending investigations involving the Company, by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and regulations. To the best of the Company's knowledge, there is no unfair labor practice charge or complaint against the Company pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or to its knowledge involving the Company, or any predecessor entity, and none has ever occurred. To the best of the Company's knowledge, no representation question is pending respecting the employees of the Company, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company. To the best of the Company's knowledge, no grievance or arbitration proceeding is pending or to its knowledge threatened under any expired or existing collective bargaining agreements of the Company. No labor dispute with the employees of the Company is pending, or, to its knowledge is imminent; and the Company is not aware of any pending or imminent labor disturbance by the employees of any of its principal suppliers, manufacturers or contractors which may result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs, position, prospects, value, operation, properties, business or results of operations of the Company.

(t) Except as may be set forth in the Registration Statement, the Company does not maintain, sponsor or contribute to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multiemployer plan" as such terms are defined in Sections 3(2), 3(l) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). The Company does not maintain or contribute, now or at any time previously, to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of Section 406 of ERISA or Section 4975 of the Internal Revenue Code (the "Code"), which could subject the Company to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401 (a), stating that such ERISA Plan and the attendant trust are qualified thereunder. The Company has never completely or partially withdrawn from a "multiemployer plan."

(u) None of the Company, or any of its employees, directors, stockholders, or affiliates (within the meaning of the Rules and Regulations) has taken or will take, directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in, under the Exchange Act, or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares, Underwriter's Common Stock Purchase Warrant, or otherwise.

(v) None of the patents, patent applications, trademarks, service marks, trade names, copyrights, and licenses and rights to the foregoing presently owned or held by the Company, are in dispute or, to the best knowledge of the Company's management are in any conflict with the right of any other person or entity. The Company (i) except as disclosed in the Prospectus owns or has the right to use, all patents, trademarks, service marks, trade names and copyrights, technology and licenses and rights with respect to the foregoing, used in the conduct of its business as now conducted or proposed to be conducted without infringing upon or otherwise acting adversely to the right or claimed right of any person, corporation or other entity under or with respect to any of the foregoing, and except as set forth in the Prospectus or otherwise disclosed to the Underwriter in writing, to the best knowledge of the Company's management is not obligated or under any liability whatsoever to make any material payments by way of royalties, fees or otherwise to any owner or licensee of, or other claimant to, any patent, trademark, service mark, trade name, copyright, know-how, technology or other intangible asset, with respect to the use thereof or in connection with the conduct of its business or otherwise. There is no suit, proceeding, inquiry, arbitration, investigation, litigation or governmental or other proceeding, domestic or foreign, pending or, to the best of the Company's knowledge, threatened ( or circumstances that may give rise to the same) against the Company which challenges the rights of the Company with respect to any trademarks, trade names, service marks, service names, copyrights, patents, patent applications or licenses or rights to the foregoing used in the conduct of its business.

(w) Except as disclosed in the Prospectus the Company owns and has adequate right to use to the best knowledge of the Company's management all trade secrets, know-how (including all other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), inventions, designs, processes, works of authorship, computer programs and technical data and information (collectively herein "intellectual property") required for or incident to the development, manufacture, operation and sale of all products and services sold or proposed to be sold by the Company, free and clear of and without violating any right, lien or claim of others, including without limitation, former employers of its employees. The Company is not aware of any such development of similar or identical trade secrets or technical information by others. The Company has valid and binding confidentiality agreements with all of its officers, covering its intellectual property (subject to the equitable powers of any court), which agreements have remaining terms of at least two years from the effective date of the Registration Statement except where the failure to have such agreements would not materially and adversely effect the Company's business taken as a whole. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus, to be owned or leased by it free and clear of all liens, charges, claims, encumbrances, pledges, security interests, defects, or other restrictions or equities of any kind whatsoever, other than those referred to in the Prospectus and liens for taxes not yet due and payable.

(x) LeMaster & Daniels, whose reports are filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Rules and Regulations.

(y) The Company has agreed to cause to be duly executed, agreements pursuant to which each of the Company's officers, directors, consultants, and holders of more than 5% of the outstanding Common Stock calculated as of the date immediately preceding the commencement of the public offering, and any person or entity deemed to be an affiliate of the Company pursuant to SEC Rules and Regulations, has agreed not to, directly or indirectly, sell, assign, transfer, or otherwise dispose of any shares of Common Stock or securities convertible into, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Rules and Regulations or otherwise) for a period commencing on the effective date until after 12 months from the effective date of the offering, unless the price of the Common Stock, adjusted for any splits, trades at 175% of the public offering price for 20 consecutive days; (iii) or after the first day of the fourth year from the effective date of the prospectus (the Lock-up). Any shares of common stock released from the foregoing restrictions will remain restricted Shares subject however to the resale provisions of Rule 144.

Shares issued upon the exercise of any options held by the Company's officers, directors or holders of 5% or more of the Company's Common Stock, it is agreed shall be locked up in accordance with the terms of the preceding paragraph.

The Company will cause the Transfer Agent, as defined below, to mark an appropriate legend on the face of stock certificates representing all of such Shares and to place "stop transfer" orders on the Company's stock ledgers. The company president or CEO, company counsel and the Underwriter will have their signatures on the lock-up agreements. The Company also agrees that it will not release any Shares subject to this Agreement without the signatures of all parties referred to.

(z) The Registered Shares have been approved for listing on NASDAQ or an Exchange.

(aa) Except as set forth in the Prospectus or disclosed in writing to the Underwriter (which writing specifically refers to this Section), no officer or director of the Company, holder of 5% or more of Shares of the Company or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Rules and Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company, or (B) purchases from or sells or furnishes to the Company any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company is a party or by which it may be bound or affected. Except as set forth in the Prospectus under "Certain Transactions" or disclosed in writing to the Underwriter (which writing specifically refers to this Section) there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, and any officer, director, principal stockholder of the Company, or any partner, affiliate or associate of any of the foregoing persons or entities.

(bb) Any certificate signed by any officer of the Company, and delivered to the Underwriter or to the Underwriter's counsel (as defined herein) shall be deemed a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

(cc) Each of the minute books of the Company has been made available to the Underwriter and contains a complete summary of all meetings and actions of the directors and stockholders of the Company, since the time of its incorporation and reflect all transactions referred to in such minutes accurately in all respects.

(dd) As of the Initial Closing Date, the Company will enter into the Consulting Agreement substantially in the form filed as an exhibit to the registration statement with respect to the rendering of consulting services by the Underwriter to the Company. (optional)

(ee) Except and only to the extent described in the Prospectus or disclosed in writing to the Underwriter (which writing specifically refers to this Section), no holders of any Shares of the Company or of any options, warrants or other convertible or exchangeable securities of the Company have the right to include any Common Stock issued by the Company in the Registration Statement or any registration statement to be filed by the Company or to require the Company to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any Common Stock of the Company. Except as disclosed in the Prospectus, all rights so described or disclosed have been waived or have not been triggered with respect to the transactions contemplated by this Agreement and the Underwriter's Common Stock Purchase Warrant (including the securities issuable thereunder).

(ff) The Company has not entered into any employment agreements with its executive officers, except as disclosed in the Prospectus.

(gg) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Registered Securities pursuant to the Prospectus and the Registration Statement, the issuance of the Underwriter's Common Stock Purchase Warrant, the performance of this Agreement, and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Shares, and the Underwriter's Common Stock Purchase Warrant, except such as have been or may be obtained under the Act, otherwise or may be required under state securities or "blue sky" laws in connection with the Underwriter's purchase and distribution of the Shares and the Underwriter's Common Stock Purchase Warrant to be sold by the Company hereunder or may be required by the Rules of the National Association of Securities Dealers, Inc. ("NASD").

(hh) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company is a party or by which it may be bound or to which its assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable against the Company, in accordance with their respective terms. The descriptions in the Registration Statement of agreements, contracts and other documents are accurate and fairly present the information required to be shown with respect thereto by Form SB-1, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

(ii) Within the past five (5) years, none of the Company's independent public accountants has brought to the attention of the Company's management any "material weakness" as defined in the Statement of Auditing Standard No. 60 in any of the Company's internal controls.

(jj) Except as otherwise may be indicated herein, as of the effective date of the Prospectus, the Company has not: (1) issued any securities or incurred any liability or obligation direct or contingent, for borrowed money, or (2) entered into any material transactions not in the ordinary course of business, or (3) declared or paid any dividend on its stock.

4.     Escrow  Account.

(a) Notwithstanding anything contained herein to the contrary, unless the Underwriter shall sell 200,000 Shares, none of the Shares will be distributed to the public. The Underwriter agrees to open an appropriate Impound Account maintained atSterling Savings Bank
, for all monies received from the sale of these Shares. Such monies shall be deposited in full without any deductions for commissions and/or expenses. In the event that less than 200,000 Shares are sold and paid for within 90 days, from the date which the Underwriter commences the sale of said Shares, the proposed offering herein will be withdrawn and the sums paid will be returned in full to each such purchaser, without interest thereon or deduction therefrom.

(b) Appropriate arrangements will be made by the Underwriter to provide for the receipt of funds from the subscribers of the Shares and to provide for the disposition thereof in accordance with the provisions of this Agreement.

(c) Unless the Underwriter shall have sold 200,000 Shares, it shall not be entitled to receive any commission (except accountable out-of-pocket expenses as stated hereinafter).

(d) The Underwriter shall comply in all respects with the requirements of Rule 15c2-4 of the rules and regulations made by the Commission under the Securities Exchange Act of 1434, as amended. The Underwriter shall deposit, by 12:00 noon the following business day, the proceeds of the sale of the offered Shares in an Escrow bank account, as agent for the Company, and the same shall be held in such bank account by the bank until the Closing Bate, and upon such Closing Date, the said funds (less the commissions, expenses and fees due to the Underwriter) shall be promptly transmitted to the Company, who shall at said time provide such documents, certificates, receipts and any and all other papers or instruments as counsel for the Underwriter may reasonably deem necessary or appropriate under the circumstances.

5.     Sale  of  the  Shares  -  Selected  Dealers

(a) In offering the Shares for sale, the Underwriter shall offer it solely as agent for the Company and such offer shall be made upon the terms and subject to the conditions set forth in the Registration Statement and prospectus. The Underwriter shall commence making such offer as agent for the Company) after all conditions of this Agreement have been satisfied.

(b) The Underwriter may offer and sell the Shares for the Company's account through registered dealers selected by it, except that only members of the NASD may be included in the selling group pursuant to a form of Selling Agreement pursuant to which it may allow such concession (out of its underwriting commission) as it may determine, within the limits set forth in the Registration Statement and prospectus, but all such sales through selected dealers shall be made by the Company acting through the Underwriter as agent, and not by the -Underwriter for its own account. All sales through selected dealers shall be as agents for the accounts of their customers, and the Underwriter shall not have authority to employ- such dealers as agents for the Company,

(c) On each sale by the Underwriter of any of the Shares to selected dealers, the Underwriter shall require the selected dealer purchasing any such Shares to agree to reoffer the same on the terms and conditions of offering set forth in the prospectus and to comply with all Commission requirements that the Underwriter is required to comply with and not to offer or sell the offered Shares to the Public or to any broker/dealer not a member of the NASD, including foreign broker/dealer registered pursuant to the Securities Act of 1934, at a price of less than $5.00 per Unit.

6. Covenants of the Company. The Company covenants and agrees with the Underwriter as follows:

(a) It will cooperate in all respects in making the Prospectus effective and will not at any time, whether before or after the effective date, file any amendment to or supplement to the Prospectus of which Underwriter shall not previously have been advised and furnished with a copy or to which Underwriter or Underwriter's counsel shall have reasonably objected or which is not in material compliance with the Act and the Rules and Regulations or applicable state law.

(i) As soon as the Company is advised thereof, the Company will advise Underwriter, and confirm the advice in writing, of the receipt of any comments of the Commission or any state securities department, when the Registration Statement becomes effective if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A, of the effectiveness of any posteffective amendment to the

Registration Statement or Prospectus, or the filing of any supplement to the Prospectus or any amended Prospectus, of any request made by the Commission or any state securities department for amendment of the Prospectus or for supplementing of the Prospectus or for additional information with respect thereto, of the issuance of any stop order suspending the effectiveness of the Prospectus or any order preventing or suspending the use of any Prospectus or any order suspending trading in the Common Stock of the Company, or of the suspension of the qualification of the Shares, or the Common Stock Purchase Warrant for offering in any jurisdiction, or of the institution of any proceedings for any such purposes, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as possible the lifting or dismissal thereof.

(ii) The Company will or has caused to be delivered to the Underwriter copies of such Prospectus, and the Company has consented and hereby consents to the use of such copies for the purposes permitted by law. The Company authorizes the Underwriter and the dealers to use the Prospectus and such copies of the Prospectus in connection with the sale of the Shares and the Underwriter's Common Stock Purchase Warrant for such period as in the opinion of Underwriter's counsel and the Company's counsel the use thereof is required to comply with the applicable provisions of the Act and the Rules and Regulations. The Company will prepare and file with the states, promptly upon the Underwriter's request, any such amendments or supplements to the Prospectus, and take any other action, as, in the opinion of Underwriter's counsel, may be necessary or advisable in connection with the initial sale of the Shares and the Underwriter's Common Stock Purchase Warrant and will use its best efforts to cause the same to become effective as promptly as possible.

(iii) The Company shall file the Prospectus (in form and substance satisfactory to the Underwriter) or transmit the Prospectus by a means reasonably calculated to result in filing with the Commission pursuant to rule 424(b)(1) or pursuant to Rule 424(b)(3) not later than the Commission's close of business on the earlier of (i) the second business day following the execution and delivery of this Agreement, and (ii) the fifth business day after the effective date of the Registration Statement.

(iv) In case of the happening, at any time within such period as a Prospectus is required under the Act to be delivered in connection with the initial sale of the Shares and the Underwriter's Common Stock Purchase Warrant of any event of which the Company has knowledge and which materially affects the Company, or the securities thereof, and which should be set forth in an amendment of or a supplement to the Prospectus in order to make the statements therein not then misleading, in light of the circumstances existing at the time the Prospectus is required under the Act to be delivered, or in case it shall be necessary to amend or supplement the Prospectus to comply with the Act, the Rules and Regulations or any other law, the Company will forthwith prepare and furnish to the Underwriter copies of such amended Prospectus or of such supplement to be attached to the Prospectus, in such quantities as Underwriter may reasonably request, in order that the Prospectus, as so amended or supplemented, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they are made. The preparation and furnishing of any such amendment or supplement to the Prospectus or supplement to be attached to the Prospectus shall be without expense to the Underwriter.

(iv) The Company will to the best of its ability comply with the Act, the Exchange Act and applicable state securities laws so as to permit the initial offer and sales of the Securities, the Representatives Securities under the Act, the Rules and Regulations, and applicable state securities laws.

(b) It will cooperate to qualify the Shares for initial sale under the securities laws of such jurisdictions as the Underwriter may designate and will make such applications and furnish such information as may be required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or a dealer in securities. The Company will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualification in effect for so long as the Underwriter may reasonably request.

(c) So long as any of the Shares or the Underwriter's Common Stock Purchase Warrant remain outstanding in the hands of the public, the Company, at its expense, will annually furnish to its shareholders a report of its operations to include financial statements audited by independent public accountants, and will furnish to the Underwriter as soon as practicable after the end of each fiscal year, a balance sheet of the Company as at the end of such fiscal year, together with statements of operations, shareholders' equity, and changes in cash flow of the Company for such fiscal year, all in reasonable detail and accompanied by a copy of the certificate or report thereon of independent public accountants.

(d) It will deliver to the Underwriter at or before the Initial Closing Date three signed copies of the signature pages to the Registration Statement and three copies of the registration statement including all financial statements and exhibits filed therewith, whether or not incorporated by reference. The Company will deliver to the Underwriter, from time to time until the effective date of the Prospectus, as many copies of the Prospectus as the Underwriter may reasonably request. The Company will deliver to the Underwriter on the effective date of the Prospectus and thereafter for so long as a Prospectus is required to be delivered under the Act and the Rules and Regulations as many copies of the Prospectus, in final form, or as thereafter amended or supplemented, as the Underwriter may from time to time reasonably request.

(e) The Company will apply the net proceeds from the sale of the Shares substantially in the manner set forth under "Use of Proceeds" in the Prospectus. No portion of the proceeds shall be used, directly or indirectly, to acquire any securities issued by the Company, without the prior written consent of the Underwriter.

(f)     As  soon as it is practicable, but in any event not later than the first
(lst) day of the fifteenth (15th) full calendar month following the effective date of the Registration Statement, the Company will make available to its security holders and the Underwriter an earnings statement (which need not be audited) covering a period of at least twelve (12) consecutive months beginning after the effective date of the Registration Statement, which shall satisfy the requirements of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations.

7. Conditions of Underwriter's Obligations. The Underwriter's obligation to act as agent of the Company hereunder and to find purchasers for the Shares and to make payment to the Company on the Closing Date is subject to the accuracy of and compliance with the representations and warranties an the part of the Company herein as of the date hereof and as of the~ Closing Date, to the performance by the Company of its obligations and covenants hereunder, to the accuracy of certificates of the Company and officers of the Company to be delivered pursuant to this Agreement, all as at the Closing Date, and to the following further conditions:

(a) The Registration Statement shall have become effective as and when cleared by the Commission, and the Underwriter shall have received notice thereof, on or prior to any closing date no stop order suspending the effectiveness of the Prospectus shall have been issued and no proceedings for that or similar purpose shall have been instituted or shall be pending, or, to your knowledge or to the knowledge of the Company, shall be contemplated by the Commission; any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel to the Underwriter; and qualification, under the securities laws of such states as the Underwriter may designate, of the issue and sale of the Securities upon the terms and conditions herein set forth or contemplated and containing no provision unacceptable to the Underwriter shall have been secured, and no stop order shall be in effect denying or suspending effectiveness of such qualification nor shall any stop order proceedings with respect thereto be instituted or pending or threatened under such law.

(b) On any closing date and, with respect to the letter referred to in subparagraph (iii), as of the date hereof, the Underwriter shall have received:

 (i) the opinion, together with such number of signed or facsimile copies of such opinion as the Underwriter may reasonably request, addressed to the Underwriter by Greg Lipsker of Workland & Witherspoon, counsel for the Company, (who may rely on the opinion of other counsel for certain legal matters), in form and substance reasonably satisfactory to the Underwriter and Charles A. Cleveland, P.S., counsel to the Underwriter, dated each such closing date, to the effect that:

(A) The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the jurisdiction in which it is incorporated and has all necessary corporate power and authority to carry on its business as described in the Prospectus.

(B) The Company is qualified to do business in each jurisdiction in which conducting its business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company's business or assets.

(C) The Company has the full corporate power and authority to enter into this Agreement, the Underwriter's Common Stock Purchase Warrant and to consummate the transactions provided for therein and each such Agreement has been duly and validly authorized, executed and delivered by the Company. Each of this Agreement and the Underwriter's Common Stock Purchase Warrant, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency or similar laws governing the rights of creditors and to general equitable principles, and provided that no opinion need be given as to the enforceability of any indemnification or contribution provisions, and none of the Company's execution or delivery of this Agreement, or the Underwriter's Common Stock Purchase Warrant, its performance hereunder or thereunder, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any material breach or violation of any of the terms or provisions of, or constitutes or will constitute a material default under, or result in the creation or imposition of any material lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company pursuant to the terms of (A) the articles of incorporation or by-laws of the Company, (B) to the knowledge of such counsel, any material license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company is a party or by which it is or may be bound, or (C) to the knowledge of such counsel, any statute, judgment, decree, order, rule or regulation applicable to the Company, whether domestic or foreign.

(D) The Company had authorized and outstanding capital stock as set forth in the Prospectus under the heading "Capitalization" as of the date set forth therein, and all of such issued and outstanding shares of capital stock have been duly and validly authorized and issued, and to the knowledge of such counsel are fully paid and nonassessable, and to the knowledge of such counsel no stockholder of the Company is entitled to any preemptive rights to subscribe for, or purchase shares of the capital stock and to the knowledge of such counsel none of such securities were issued in violation of the preemptive rights of any holders of any securities of the Company.

(E) To the knowledge of such counsel, the Company is not a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Underwriter's Common Stock Purchase Warrant, and except as described in the Prospectus. The Shares, underlying Securities, and the Underwriter's Common Stock Purchase Warrant each conforms in all material respects to the respective descriptions thereof contained in the Prospectus. The outstanding Shares, shares of Common Stock and the Underwriter's Common Stock Purchase Warrant and the underlying securities, upon issuance and delivery and payment therefore in the manner described herein, the Underwriter's Warrant will be, duly authorized, validly issued, fully paid and nonassessable. There are no preemptive or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any shares of Common Stock pursuant to the Company's articles of incorporation, by-laws, other governing documents or any agreement or other instrument known to such counsel to which the Company is a party or by which it is bound.

(F) The certificates representing the Shares comprised of the Common Stock are in due and proper form and the Underwriter's Common Stock Purchase Warrant has been duly authorized and reserved for issuance and when issued and delivered in accordance with the respective terms of the Underwriter's Common Stock Purchase Warrant, will duly and validly issue, fully paid and nonassessable.

 (G) To the knowledge of such counsel, there are no claims, suits or other legal proceedings pending or threatened against the Company in any court or before or by any governmental body which might materially affect the business of the Company or the financial condition of the Company as a whole, except as set forth in or contemplated by the Prospectus.

(H) Based on oral and/or written advice from the staff of the Commission, the Registration Statement has become effective and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Prospectus is in effect and no proceedings for that purpose are pending before, or threatened by, federal or by a state securities administrator.
(I) To the knowledge of such counsel, there are no legal or governmental proceedings, actions, arbitrations, investigations, inquiries or the like pending or threatened against the Company of a character required to be disclosed in the Prospectus which have not been so disclosed, questions the validity of the capital stock of the Company or this Agreement or the Underwriter's Common Stock Purchase Warrant or might adversely affect the condition, financial or otherwise, or the prospects of the Company or which could adversely affect the Company's ability to perform any of its obligations under this Agreement, or the Underwriter's Common Stock Purchase Warrant.

(J) To such counsel's knowledge, there are no material agreements, contracts or other documents known to such counsel required by the Act to be described in the Registration Statement and the Prospectus not filed as exhibits to the Registration Statement and the Prospectus, and to such counsel's knowledge (A) the exhibits which have been filed are correct copies of the documents of which they purport to be copies; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company is a party or by which it is bound, including any document to which the Company is a party or by which it is bound incorporated by reference into the Prospectus and any supplement or amendment thereto, are accurate in all material respects and fairly represent the information required to be shown by Form SB-1.

(K) No consent, approval, order or authorization from any regulatory board, agency or instrumentality having jurisdiction over the Company, or its properties (other than registration under the Act or qualification under state or foreign securities law or approval by the NASD) is required for the valid authorization, issuance, sale and delivery of the Shares or the Underwriter's Common Stock Purchase Warrant.

(L)     The  statements  in  the  Prospectus  under  "Risk  Factors-
",  "                                             ",  "
" "Description of the Securities," and "Shares Eligible For Future Sale" have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects.

     In addition, such counsel shall state that such counsel has participated in conferences with officials and other representatives of the Company, the Underwriter, Underwriters' Counsel and the independent certified public accountants of the Company, at which such conferences the contents of the Registration Statement and Prospectus and related matters were discussed, and although they have not certified the accuracy or completeness of the statements contained in the Registration Statement or the Prospectus, nothing has come to the attention of such counsel which leads them to believe that, at the time the Registration Statement became effective and at all times subsequent thereto up to and on the Closing Date and on any later date on which Option Shares are to be purchased, the Registration Statement and any amendment or supplement, when such documents became effective or were filed with the Commission (other than the financial statements including the notes thereto and supporting schedules and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or at the Closing Date or any later date on which any outstanding Warrants may be exercised, as the case may be, the Prospectus and any amendment or supplement thereto (other than the financial statements including the notes thereto and other financial and statistical information derived therefrom, as to which such counsel need express no comment) contained any untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     Such opinion shall also cover such other matters incident to the transactions contemplated hereby and the offering Prospectus as the Underwriter or counsel to the Underwriter shall reasonably request. In rendering such opinion, to the extent deemed reasonable by them, such counsel may rely upon certificates of any officer of the Company or public officials as to matters of fact of which the maker of such certificate has knowledge.

(ii) a certificate, signed by the Chief Executive Officer and the Principal Financial or Accounting Officer of the Company dated the Closing Date, to the effect that with regard to the Company, each of the conditions set forth in
Section  5(d)  have  been  satisfied.

(iii) a letter, addressed to the Underwriter and in form and substance satisfactory to the Underwriter in all respects (including the nonmaterial nature of the changes or decreases, if any, referred to in clause (D) below), from LeMaster & Daniels, LLP, respectively, as of the effective date of the Registration Statement and as of the Closing Date, as the case may be:

(A) Confirming that they are independent public accountants with respect to the Company and its consolidated subsidiaries, if any, within the meaning of the Act and the applicable published Rules and Regulations.

(B) Stating that, in their opinion, the financial statements, related notes and schedules of the Company and its consolidated subsidiaries, if any, included in the Registration Statement examined by them comply as to form in all material respects with the applicable accounting requirements of the Act and the published Rules and Regulations thereunder.

(C) Stating that, with respect to the period from December 31, 2000, to a specified date (the specified date") not earlier than five (5) business days prior to the date of such letter, they have read the minutes of meetings of the stockholders and board of directors (and various committees thereof) of the Company and its consolidated subsidiaries, if any, for the period from December 31, 2000 through the specified date, and made inquiries of officers of the Company and its consolidated subsidiaries, if any, responsible for financial and accounting matters and, especially as to whether there was any decrease in sales, income before extraordinary items or net income as compared with the corresponding period in the preceding year; or any change in the capital stock of the Company or any change in the long term debt or any increase in the short-term bank borrowings or any decrease in net current assets or net assets of the Company or of any of its consolidated subsidiaries, if any, and further stating that while such procedures and inquiries do not constitute an examination made in accordance with generally accepted auditing standards, nothing came to their attention which caused them to believe that during the period from December 31, 2000, through the specified date there were any decreases as compared with the corresponding period in the preceding year in sales, income before extraordinary items or net income; or any change in the capital stock of the Company or consolidated subsidiary, if any, or any change in the long term debt or any increase in the short-term bank borrowings (other than any increase in short-term bank borrowings in the ordinary course of business) of the Company or any consolidated subsidiary, if any, or any decrease in the net current assets or net assets of the Company or any consolidated subsidiary, if any; and

(D)     Stating  that  they  have   carried  out  certain  specified  procedures
(specifically set forth in such letter or letters) as specified by the Underwriter (after consultations with LeMaster & Daniels, LLP, CPA's relating to such procedures), not constituting an audit, with respect to certain tables, statistics and other financial data in the Prospectus specified by the Underwriter and such financial data not included in the Prospectus but from which information in the Prospectus is derived, and which have been obtained from the general accounting records of the Company or consolidated subsidiaries, if any, or from such accounting records by analysis or computation, and having compared such financial data with the accounting records of the Company or the consolidated subsidiaries, if any, stating that they have found such financial data to agree with the accounting records of the Company.

(c) All corporate proceedings and other legal matters relating to this Agreement, the Prospectus and other related matters shall be satisfactory to or approved by counsel to the Underwriter and the Underwriter shall have received from Greg Lipsker and Workland & Witherspoon, Esq. a signed opinion dated as of each closing date, with respect to the incorporation of the Company, the validity of the Shares, the form of the Prospectus, (other than the financial statements together with related notes and other financial and statistical data contained in the Prospectus or omitted therefrom, as to which such counsel need express no opinion), the execution of this Agreement and other related matters as you may reasonably require.

(d) At each closing date, (i) the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects with the same effect as if made on and as of such closing date; (ii) the Prospectus and any amendments or supplements thereto shall contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations and in all material respects conform to the requirements thereof, and neither the Prospectus nor any amendment or supplement thereto shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary, in light of the circumstances under which they were made, in order to make the statements therein not misleading; (iii) there shall have been since the respective dates as of which information is given no material adverse change in the business, properties or condition (financial or otherwise), results of operations, capital stock, long term debt or general affairs of the Company from that set forth in the Prospectus, except changes which the Prospectus indicates might occur after the effective date of the Prospectus, and the Company shall not have incurred any material liabilities or material obligations, direct or contingent, or entered into any material transaction, contract or agreement not in the ordinary course of business other than as referred to in the Prospectus and which would be required to be set forth in the Prospectus; and (iv) except as set forth in the Prospectus, no action, suit or proceeding at law or in equity shall be pending or threatened against the Company which would be required to be set forth in the Prospectus, and no proceedings shall be pending or threatened against the Company or any subsidiary before or by any commission, board or administrative agency in the United States or elsewhere, wherein an unfavorable decision, ruling or finding would materially and adversely affect the business, property, condition (financial or otherwise), results of operations or general affairs of the Company.

(e) On the Initial Closing Date, the Company shall have executed and delivered to the Underwriter, (i) the Underwriter's Common Stock Purchase Warrant substantially in the form filed as an Exhibit to the Registration Statement in final form and substance satisfactory to the Underwriter, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

(f) On or before the Initial Closing Date, the Shares shall have been duly approved for listing on an exchange or on the OTC Bulletin Board.

(g) On or before the Initial Closing Date, there shall have been delivered to the Underwriter all of the Lock-up Agreements required to be delivered pursuant to Section 3(ii) and 4(h), in form and substance satisfactory to the Underwriter and Underwriter's counsel.

(h) The Underwriter shall have received, on the Closing Date, a certificate dated as of the Closing Date, signed by the President, Treasurer and Secretary of the company, certifying that: (i) no order suspending the effectiveness of the Registration Statement of the sale of the Unit is in effect and no proceedings for such purpose are pending or are, to their knowledge, threatened by the Commission; (ii) they do not know of any litigation, instituted or threatened, against the Company of a character required to be disclosed in the Registration Statement which are not disclosed therein; they do not know of any contracts which are required to be summarized in the prospectus which are not so summarized; and they do not know of any material contacts required to be summarized in the prospectus which are not so summarized; and they do not know of any material contracts required to be filed as exhibits to the Registration which are not so filed; (iii) they have each carefully examined the registration Statement and the prospectus and, to the best of their knowledge, neither the Registration Statement or the prospectus, nor any amendment or supplement to either of the foregoing, contains any untrue statement of any material fact or omits to state any material fact required to be set forth in an amended or supplemented prospectus which has not been so set forth: (iv) the Shares have been registered and qualified for sale in all state required by the Underwriter;
(v) since the respective dates as of which information is given in the Registration Statement and the prospectus, there has not been any material adverse change in the condition of the Company, financial or otherwise, or in the results of its operation except as reflected in or contemplated by the Registration Statement and the prospectus and, except as so reflected or contemplated since such date, there has not been any material transaction entered into by the Company; (vi) the representations and warranties set forth in this Agreement are true and correct and the Company has complied with all of its agreements herein contained; (vii) the Company is not delinquent in the filing of any federal ,state, county, and/or municipal taxes; they know of no proposed redetermination or reassessment of taxes adverse to the Company; and the Company has paid or provided by adequate reserves, for all known tax liabilities; (viii) they know of no material obligation or liability of the Company, contingent or otherwise, not disclosed in the Registration Statement and prospectus; (ix) this Agreement, the consummation of the transaction herein contemplated, and the fulfillment of the terms hereof, will not result in the breach by the Company of any terms or, or constitute a default under its Certificate of Incorporation or By-Laws, any indenture, mortgage, lease, deed of
trust,  bank  loan,  line of credit, or credit agreement or        instrument to
which the Company is now a party or pursuant to which the Company has acquired any right and/or obligations by succession or otherwise; and any existing agreement substantially affecting the Company in any way has been filed as an exhibit to the Registration Statement; (x) the financial statements and schedules filed with and as part of the registration Statement present fairly the financial position of the Company as of the dates thereof, all in conformity with generally accepted accounting principles of accounting applied on a consistent basis throughout the period involved. Since the respective dates of such financial statements, there has been no material adverse change in the condition or general affairs of the Company financial or otherwise, other than as referred to in the prospectus; and (xi) subsequent to the respective dates as of which the information is given in the registration Statement and the prospectus, except as may otherwise be indicated therein, the Company has not, prior to the closing date, either (A) issued any securities or incurred any liability or obligation, direct or indirect, contingent or otherwise for borrowed money, or (B) entered into any material transaction other than in the ordinary course of business. The Company has not declared, paid, or made any dividend or distribution of any kind on its capital stock.

If any condition to the Underwriter's obligations hereunder to be fulfilled prior to or at the Closing Date is not so fulfilled, the Underwriter may terminate this Agreement or, if the Underwriter so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

8.     Indemnification.

(a) The Company, its Board of Directors, will indemnify and hold harmless the Underwriter, and each person who controls the Underwriter or is affiliated with the Underwriter within the meaning of the Securities and Exchange Act of 1933 ("Act") and the Securities Exchange Act of 1934 ("Act") (including officers, directors, employees, controlling persons, affiliates, consultants, professional advisors, accountants, attorneys, or agents, of the Underwriter or any broker, underwriter, select dealer/selling agent connected with this offering of Shares), from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or under any other statutes or at common law or otherwise, and will reimburse and indemnify the Underwriter and each such person/entity specified above for any legal or other expenses [including the cost of any investigation and preparation] reasonably incurred by them or any of them in connection with investigating or defending any litigation or claim, whether or not resulting in any liability insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any post-effective amendment thereto, any Blue Sky application, the prospectus as the case may be, or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus or preliminary prospectus (as amended or as supplemented thereof) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or any negligent misrepresentation of any officer, director, agent, consultant, accountant, attorney or employee of the Company; or any failure to perform any of the terms or conditions of this Agreement incident to any of the foregoing, or arising out of any act or occurrence related to or connected to this offering of Shares. The defense of such action shall be conducted by counsel of recognized standing and reasonably satisfactory to the Underwriter or such other person agreed to be indemnified by the Company. The Underwriter, each controlling person of the Underwriter, or an affiliate thereof, agree after their receipt of written notice of the commencement of any action against them as aforesaid, in respect of which indemnity may be sought from the Company, its Directors on account of the indemnity agreement contained in the subsection, to notify the Company promptly in writing of the commencement thereof. The Company agrees to notify the Underwriter promptly of the commencement of any litigation or proceeding against it or against any of the officers or directors of the Company of which it may be advised, in connection with the issue, offer, and/or sale of any of its securities.

(b) The Underwriter, will indemnify and hold harmless the Company, the directors of the Company, the officers of the Company who shall have signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities and Exchange Act of 1933 ("Act") and the Securities Exchange Act of 1934 ("Act"), from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Act or under any other statutes or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and such directors or controlling person identified above for any legal or other expenses [including the cost of any investigation and preparation] reasonably incurred by them or any of them in connection with investigating or defending any litigation or claims, whether or not resulting in any liability, only insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any post-effective amendment thereto, any Blue Sky application, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, all as of the date when the Registration Statement or such post-effective amendment, or the date the filing of any such Blue Sky application, as the case may be, becomes effective, or any untrue statement of alleged untrue statement of a material fact contained in the Preliminary prospectus or the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendments thereof or supplements thereto), or the@ omission or alleged omission to state therein a material fact necessary in order to make the statements therein, not misleading, but only if insofar as such statement or omission was made in reliance upon information furnished in writing to the Company by the Underwriter specifically for use in connection with the preparation of the Registration Statement, the preliminary prospectus or the Prospectus, or any such amendment thereafter supplement hereto or Blue Sky application. The Underwriter shall not be liable for amounts paid in settlement of any such litigation, if such settlement was affected without the Underwriter and its Counsel's consent. In case of the commencement of any action in respect of which indemnity may be sought from the Underwriter on account of its indemnity agreement contained in this subsection (), the Company, and each person to be indemnified by the Underwriter herein, shall have the same obligation to notify such Underwriter and the underwriter shall have the same right to participate in (and, to the extent that it shall desire, to direct) as set forth in subsection (a) above, the defense of such action at its own expense but such defense shall be conducted by counsel of recognized standing and reasonably satisfactory to the Company or such other person agreed to be indemnified by the Underwriter, The Underwriter agrees to notify the Company promptly of the commencement of any such litigation or proceeding against its or against any such controlling person of which it may be advised in connection with the offer, and/or sale of any of securities of the Company.

9.     Termination.  This  Agreement  may  be  terminated:

(a)     in  the event the Shares are not sold as provided in Paragraphs 2 and 5;

(b) at any time prior to the Closing Date by the Underwriter by written notice to the Company if, in the sole discretion of the Underwriter, it is impracticable to offer for sale, the Shares by reason of (i) the Company having sustained a loss, whether or not insured, by reason of fire, flood, accident, loan foreclosure, borrowings, litigation, or other calamity, which in the opinion of the Underwriter substantially affects the value of the property of the Company or materially interferes with the operation of the business of the Company, (ii) trading in securities on the New York Stock Exchange, Inc. or the American Stock Exchange, Inc. or the National Association of Securities Dealers Automated Quotation System or the over-the-counter market, having been suspended or limited or minimum prices having been established on such Exchange or NASDAQ or Bulletin Board; (iii) a banking moratorium having been declared by either federal or state authorities; (iv) an outbreak of major hostilities or other national or international calamity having occurred; (v) any action having taken by any government in respect of its monetary affairs which, in the opinion of the Underwriter, has a material adverse effect on the securities markets of the United States; (vi) the Underwriter believes no favorable public market exists for the sale of Shares, or (vii) misstatement, misrepresentations of the Company; (viii) failure by the Company to perform any act required by this Agreement; (ix) or the Securities are not listed on NASDAQ or the Electronic OTC Bulletin Board.

If this Agreement shall be terminated pursuant to paragraph 7 or this paragraph 9, or if the purchase provided for herein is not consummated because any conditions to the Underwriter's obligations hereunder is not satisfied or because of any refusal, inability or failure on the part of the Company to comply with any of the terms or to fulfill any of the conditions of the Agreement, or if for any reason the Company shall be unable to perform all of its obligations under this Agreement, the Company shall not be liable to the Underwriter for damages on account of loss of anticipated profits arising out of the transactions covered by this Agreement, but the Company shall remain liable to the extent provided in paragraphs 6,7, and 8 herein. Where termination occurs pursuant to clauses (i) through (ix) of this paragraph, the Company will pay all accountable out-of-pocket expenses not to exceed $5,000 incurred by the Underwriter in contemplation of the performance by it of its obligations hereunder, including fees and disbursements of counsel for the Underwriter, and printing and traveling expenses of the Underwriter, "due diligence investigation" costs of the Underwriter, and any and all other expenses incurred by the Underwriter in connection with its preparation of the proposed public offering of Shares herein. Any notice under this paragraph 9 may be given by telephone, telefacsimile transmission, electronic or digital format but shall be subsequently confirmed by letter.

10.     Miscellaneous.

(a) The Company and the Underwriter know of no claims for services in the nature of a finder's fee or origination fee with respect to this financing resulting from the respective acts of their officers, directors, or employees, for which the Underwriter and Company may be responsible except as disclosed in the prospectus, and agree to indemnify and hold each other harmless from any claims for any services of such nature arising from any act of the Underwriter and the Company and their officers, directors, and employees, unless otherwise disclosed herein.

(b) The Underwriter is registered as a broker/dealer and is a member of the National Association of Securities Dealers, Inc.

(c) The Company agrees that immediately upon request of the Underwriter, it will give instructions to its transfer agent to issue the Shares and Warrants in the names and denominations submitted to it by the Underwriter at its own expense. The Underwriter agrees, when funds in sufficient amount as required by this Agreement are in liquid form, to submit within 5 days thereafter, to the transfer Agent, a list of the names and addresses of the subscribers and the dominations of the certificates and warrants to be issued by them. The Transfer Agent shall be required by the Company to issue said certificates and warrants within 5 days after receipt of the aforesaid list from the Underwriter and the delivery of the certificates shall be made to the Underwriter within 5 days thereafter against receipt of payment as provided in this Agreement. Further, the Company agrees to pay all expenses for and in connection with the preparation and issuance of the unit, stock and warrant certificates.

11. Survival of Representations, Warranties and Agreements. The respective indemnities, agreements, representations, warranties, and other statements of the Company or its officers, and directors as set forth in or made pursuant to this Agreement and the indemnity Agreements of the Company contained herein, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or the Underwriter or any controlling person and/or affiliate thereof, and will survive termination of this Agreement and the delivery of any payment for the Shares and the Closing Date.

12. Benefits. This Agreement has been made solely for the benefit of and shall be binding upon the Underwriter, the Company, and the extent expressed, any person controlling the Company or the Underwriter and the officers, directors of the Company, and their respective legal representative, successors and assigns, all as and to the extent provided herein, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "legal representatives, successors, and assigns" shall not include any purchaser of any of the Shares from the Underwriter merely because of such purchase.

13. Washington Law/Arbitration. Any controversy arising out of, connected to, or relating to any matters herein of the transactions between the Company or the Underwriter (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, consultants, professional advisors, accountants, attorneys, or agents, of the Underwriter or Company, or any broker, underwriter, select dealer, selling agent of the offering of Shares herein), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, and/ar conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Revised Code of

Washington, Chapter 7.04. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall select a third arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. Venue shall lie in the County of Spokane, Spokane, Washington. This Agreement shall be governed by and construed in accordance with the laws of the State of Washington.

14. Notices. All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, addressed as follows:

     If  to  the  Company,  its  officers,  directors,  or  shareholders  to:

     John  R.  Coghlan
     200  N.  Mullan Suite  213
     Spokane,  Washington  99206

     and  to:

     Gregory  B.  Lipsker
     601  West  Main
     Spokane,  Washington  99201

     If  to  the  Underwriter  to:

     William  F.  Ross
     300  North  Argonne  Road Suite  202
     Spokane,  Washington  99212

     and  to:
     Charles  A.  Cleveland
     Suite  304/  Rock  Pointe  Center
     North  1212  Washington
     Spokane,  Washington  99201-2401

If the foregoing correctly states and sets forth in full the agreement between us, please indicate by signing this letter in the space provided below for that purpose. The within Agreement may executed simultaneously in two or more counterparts, each of which shall be deemed the original, but all of which together shall constitute one and the some instrument and shall be valid and binding between us,

Yours  Truly,

TEMPORARY  FINANCIAL  SERVICES,  INC.

By:
     John  Coghlan


AGREED  AND  ACCEPTED:

Public  Securities,  Inc.

By:






Exhibit 1 (ii)

Form of Underwriter's Common Stock Purchase Warrant

               FORM OF UNDERWRITER'S COMMON STOCK PURCHASE WARRANT

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED FOR RESALE UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF ANY EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES FILED UNDER THE ACT, OR AN EXEMPTION FROM REGISTRATION, AND
COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS. THE ISSUER MAY REQUIRE AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER HEREOF THAT SUCH REGISTRATION IS NOT REQUIRED AND THAT SUCH LAWS ARE COMPLIED WITH. THIS WARRANT MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED PRIOR TO ONE YEAR AFTER THE EFFECTIVE DATE OF THE REGISTRATION STATEMENT, AND THE REGISTERED HOLDER OF THIS WARRANT, BY ITS/HIS/HER ACCEPTANCE HEREOF, AGREES THAT IT WILL NOT SELL, TRANSFER OR ASSIGN THIS WARRANT PRIOR TO THAT DATE.

VOID  AFTER  12:00  P.M.,  SPOKANE,  WASHINGTON  TIME,  ON               ,  2006


Warrant to subscribe for and purchase up to 80,000 shares of Common Stock, $0.001par value, of

                       TEMPORARY FINANCIAL SERVICES, INC.

This  is  to  Certify  That,

FOR VALUE RECEIVED, Public Securities, Inc. (the "Holder") is entitled to purchase, subject to the provisions of this Warrant, from TEMPORARY FINANCIAL SERVICES, INC., a Washington Corporation ("Company"), at any time on or after , 2001, and not later than 12:00 p.m., Spokane, Washington Time, on , 2006, a total of 000,000 shares of Common Stock of the Company ("Securities") exercisable at a purchase price of $6.00 for the Securities which is 120% of the public offering price. The number of Securities to be received upon the exercise of this Warrant and the price to be paid for the Securities may be adjusted from time to time as hereinafter set forth. The purchase price of a Security in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price." This Warrant is or may be one of a series of Warrants identical in form issued by the Company to purchase an aggregate of up to 80,000 Shares of Common Stock. The Securities, as adjusted from time to time, underlying the Warrants are hereinafter sometimes referred to as "Warrant Securities". The Securities issuable upon the exercise hereof are in all respects identical to the securities being purchased by the Underwriter for resale to the public pursuant to the terms and conditions of the Underwriting Agreement entered into on this date between the Company and Holder.

(1.) Exercise of Warrant. Subject to the provisions of Section (7) hereof, this Warrant may be exercised in whole or in part at anytime or from time to time on or after (to be subject to effective date) , 2001, but not later than
12:00  p.m.,  Spokane, Washington Time on                          , 2006, or if
, 2006 is a day on which banking institutions are authorized by law to close, then on the next succeeding day which shall not be such a day, by presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock or Redeemable Warrants, as the case may be as specified in such Form, together with all federal and state taxes applicable upon such exercise. The Company agrees to provide notice to the Holder that any tender offer is being made for the Securities no later than the first business day after the day the

Company becomes aware that any tender offer is being made for the Securities. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the right of the Holder to purchase the balance of the shares purchasable hereunder along with any additional Redeemable Warrants not exercised. Upon receipt by the Company of this Warrant at the office of the Company or at the office of the Company's stock transfer agent, in proper form for exercise and accompanied by the total Exercise Price, the Holder shall be deemed to be the holder of record of the Securities issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Securities shall not then be actually delivered to the Holder.

(2.) Reservation of Securities. The Company hereby agrees that at all times there shall be reserved for issuance and/or delivery upon exercise of this Warrant such number of shares of Securities as shall be required for issuance or delivery upon exercise of this Warrant. The Company covenants and agrees that, upon exercise of the Warrants and payment of the Exercise Price therefor, all Securities and other securities issuable upon such exercise shall be duly and validly issued, fully paid, non-assessable and not subject to the preemptive rights of any stockholder. As long as the Warrants shall be outstanding, the Company shall use its best efforts to cause all Securities issuable upon the exercise of the Warrants to be listed (subject to official notice of issuance) on all securities exchanges on which the Common Stock issued to the public in connection herewith may then be listed and/or quoted on NASDAQ.

(3.) Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of such fractional share, determined as follows:

(a) If the Securities are listed on a national securities exchange or admitted to unlisted trading privileges on such exchange, the current value shall be the last reported sale price of the Common Stock on such exchange on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average of the closing bid and asked prices for such day on such exchange; or,

(b) If the Securities are not so listed or admitted to unlisted trading privileges, the current value shall be the mean of the last reported bid and asked prices reported by the National Association of Securities Dealers Automated Quotation System (or, if not so quoted on NASDAQ or quoted by the National Quotation Bureau, Inc.) on the last business day prior to the date of the exercise of this Warrant; or (c) If the Securities are not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current value shall be an amount, not less than book value, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company, such determination to be final and binding on the Holder.

(4.) Exchange, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the Holder thereof to purchase (under the same terms and conditions as provided by this Warrant) in the aggregate the same number of Securities purchasable hereunder. This Warrant may not be sold, transferred, assigned, or hypothecated until after one year from the effective date of the registration statement except that it may be (i) assigned in whole or in part to the officers of the "Underwriter(s)", and (ii) transferred to any successor to the business of the "Underwriter(s)." Any such assignment shall be made by surrender of this Warrant to the Company, or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and with funds sufficient to pay any transfer tax; whereupon the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in-such instrument of assignment, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its stock transfer agent, if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants issued in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not the Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

(5.) Rights of the Holder. The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

(6.) Notices to Warrant Holders. So long as this Warrant shall be outstanding and unexercised (i) if the Company shall pay any dividend exclusive of a cash dividend, or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any shares of stock of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then, in any such case, the Company shall cause to be delivered to the Holder, at least ten (10) days prior to the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any, is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for equivalent securities or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

(7.)     Adjustment  of  Exercise  Price  and  Number  of Shares of Common Stock
Deliverable.

(A)
(i) Except as hereinafter provided, in the event the Company shall, at any time or from time to time after the date hereof, issue any shares of Common Stock as a stock dividend to the holders of Common Stock, or subdivide or combine the outstanding shares of Common Stock into a greater or lesser number of shares (any such issuance, subdivision or combination being herein call a "Change of Shares"), then, and thereafter upon each further Change of Shares, the Exercise Price of the Common Stock issuable upon the exercise of the Warrant and the Redeemable Warrant in effect immediately prior to such Change of Shares shall be changed to a price (including any applicable fraction of a cent to the nearest cent) determined by dividing (i) the sum of (a) the total number of shares of Common Stock outstanding immediately prior to such Change of Shares, multiplied by the Exercise Price in effect immediately prior to such Change of Shares, and (b) the consideration, if any, received by the Company upon such issuance, subdivision or combination by (ii) the total number of shares of Common Stock outstanding immediately after such Change of Shares; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock.

For  the  purposes  of any adjustment to be made in accordance with this Section
(7)  the  following  provisions  shall  be  applicable:

(I) Shares of Common Stock issuable by way of dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of shareholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

(II) The number of shares of Common Stock at any one time outstanding shall not be deemed to include the number of shares issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of options, rights or warrants and upon the conversion or exchange of convertible or exchangeable securities.

(ii)     Upon  each  adjustment  of  the Exercise Price pursuant to this Section
(7), the number of shares of Common Stock and Redeemable Warrants purchasable upon the exercise of each Warrant shall be the number derived by multiplying the number of shares of Common Stock and Redeemable Warrants purchasable immediately prior to such adjustment by the Exercise Price in effect prior to such adjustment and dividing the product so obtained by the applicable adjusted Exercise Price.

(B) In case of any reclassification or change of outstanding Securities issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation other than a merger with a "Subsidiary" (which shall mean any corporation or corporations, as the case may be, of which capital stock having ordinary power to elect a majority of the Board of Directors of such corporation (regardless of whether or not at the time capital stock of any other class or classes of such corporation shall have or may have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned by the Company or by one or more Subsidiaries) or by the Company and one or more Subsidiaries in which merger the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of subdivision or combination) or in case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company, or such successor or purchasing corporation, as the case may be, shall make lawful and adequate provision whereby the Holder of each Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of securities issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and shall forthwith file at the principal office of the Company a statement signed on its behalf by its President or a Vice President and by its Treasurer or an Assistant Treasurer or its Secretary or an Assistant Secretary evidencing such provision. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in Section
(7)(A). The above provisions of this Section (7)(B) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

(C) Irrespective of any adjustments or changes in the Exercise Price or the number of Securities purchasable upon exercise of the Warrants, the Warrant Certificates theretofore and thereafter issued shall (unless the Company shall exercise its option to issue new Warrant Certificates pursuant hereto) continue to express the Exercise Price per share and the number of shares purchasable thereunder as the Exercise Price per share and the number of shares purchasable thereunder as expressed in the Warrant Certificates when the same were originally issued.

(D)     After  each  adjustment  of  the Exercise Price pursuant to this Section
(7), the Company will promptly prepare a certificate signed on its behalf by the President or Vice President, and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, of the Company setting forth: (i) the Exercise Price as so adjusted, (ii) the number of Securities purchasable upon exercise of each Warrant, after such adjustment, and (iii) a brief statement of the facts accounting for such adjustment. The Company will promptly file such certificate in the Company's minute books and cause a brief summary thereof to be sent by ordinary first class mail to each Holder at his last address as it shall appear on the registry books of the Company. No failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity thereof except as to the holder to whom the Company failed to mail such notice, or except as to the holder whose notice was defective. The affidavit of an officer or the Secretary or an Assistant Secretary of the Company that such notice has been mailed shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(i) Intent of Provisions. Notwithstanding any provision to the contrary, if any event occurs as to which, in the opinion of the Board of Directors of the Company, the other provisions of this Section 7 are not strictly applicable or if strictly applicable, would not fairly protect the rights of the Holders' Warrant in accordance with the essential intent and principles of such provisions, then such Board of Directors shall appoint a firm of independent certified public accountants (which may be the regular auditors of the Company) which shall give their opinion upon the adjustment, if any, on a basis consistent with such essential intent and principles, necessary to preserve, without dilution, the rights of the Holders. Upon receipt of such opinion by the Board of Directors of the Company, the Company shall forthwith make the adjustments described therein

(E) No adjustment of the Exercise Price shall be made as a result of or in connection with the issuance or sale of Securities if the amount of said adjustment shall be less than $0.10, provided, however, that in such case, any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment that shall amount, together with any adjustment so carried forward, to at least $.10. In addition, Holders shall not be entitled to cash dividends paid by the Company prior to the exercise of any Warrant or Warrants held by them.

(F) In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend consisting solely of shares of Common Stock or otherwise distribute to its stockholders any assets, property, rights, or evidences of indebtedness, the Holders of the unexercised Warrants shall thereafter be entitled, in addition to the Securities or other securities and property receivable upon the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, or evidences of indebtedness, that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Section (7).

(G)
(G.1) Right to Exercise on a Net Issuance Basis. In lieu of exercising this Warrant for cash, the Holder shall have the right to exercise this Warrant or any portion thereof (the "Net Issuance Right") into Common Stock as provided in this Section G.1 at any time or from time to time during the period specified on page one of this Warrant Agreement, hereof by the surrender of this Warrant to the Company with a duly executed and completed Exercise Form marked to reflect net issuance exercise. Upon exercise of the Net Issuance Right with respect to a particular number of shares subject to this Warrant and noted on the Exercise Form (the "Net Issuance Warrant Shares"), the Company shall deliver to the Holder (without payment by the Holder of any Exercise Price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable shares of Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date, which value shall be determined by subtracting (A) the aggregate Exercise price of the Net Issuance Warrant Shares immediately prior to the exercise of the Net Issuance Right from (B) the aggregate fair market value of the Net Issuance Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Net Issuance Exercise Date (as herein defined) by (Y) the fair market value one share of Common Stock on the Net Issuance Exercise Date (as herein defined). Expressed as a formula as shown below, such net issuance exercise shall be computed as follows: X = B-A -- Y Where: X = the number of shares of Common Stock that may be issued to the Holder Y = the fair market value ("FMV") of one share of Common Stock as of the Net Issuance Exercise Date A = the aggregate Exercise Price (i.e. the product determined by multiplying the Net Issuance Warrant Shares by the Exercise Price) B = the aggregate FMV (i.e. the product determined by multiplying the FMV by the Net Issuance Warrant Shares).

(G.1.2) Determination of Fair Market Value. For purposes of this Section G.1.2, "fair market value" of a share of Common Stock as of the Net Issuance Exercise Date shall mean:

(i) if the Net Issuance Right is exercised in connection with and contingent upon a Public Offering, and if the Company's registration Statement relating to such Public Offering has been declared effective by the SEC, then the initial "Price to Public" specified in the final Prospectus with respect to such offering.

(ii) if the Net Issuance Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

(a) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the last reported sale price or if no reported sale takes place, the average of the last reported sale prices for the last three (3) trading days prior to the Net Issuance Date;

(b) If traded on the Nasdaq National Market or the Nasdaq Small Cap Market, the fair market value of the Common Stock shall be deemed to be the average of the last reported sale price of the common Stock on such Market over the last three (3) trading days prior to the Net Issuance Exercise Date;

(c) If traded over-the-counter other than on the Nasdaq National market or the Nasdaq SmallCap Market, the fair market value of the Common Stock shall be deemed to be the average of the midpoint between the closing bid and ask prices of the Common Stock over the 3-day trading period prior to the Net Issuance Exercise Date; and,

(d) If there is no public market for the Common Stock, then the fair market value shall be determined by mutual agreement of the Warrantholder and the Company, and if the Warrantholder and the company are unable to so agree, at the Company's sole expense, by an investment banker of national reputation selected by the Company and reasonably acceptable to the Warrantholder.

(8.) Piggyback Registration. If, at any time commencing one year from the effective date of the registration statement and expiring four (4) years thereafter, the Company proposes to register any of its securities under the Securities Act of 1933, as amended (the "Act") (other than in connection with a merger or pursuant to Form S-8, S-4 or other comparable registration statement) it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Holders and to all other Holders of the Warrants and/or the Warrant Securities of its intention to do so. If the Holder or other Holders of the Warrants and/or Warrant Securities notify the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford each of the Underwriter and such Holders of the Warrants and/or Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement. In the event any underwriter underwriting the sale of securities registered by such registration statement shall limit the number of securities includable in such registration by shareholders of the Company, the number of such securities shall be allocated pro rata among the holders of Warrants and the holders of other securities entitled to piggyback registration rights. Notwithstanding the provisions of this Section, the Company shall have the right at any time after it shall have given written notice pursuant to this Section (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

(9.)     Demand  Registration.

(a) At any time commencing one year from the effective date of the registration statement and expiring four (4) years thereafter, the Holders of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section (i) hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of both counsel for the Company and counsel for the Underwriter and Holders, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Holders and any other holders of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

(b) The Company covenants and agrees to give written notice of any registration request under this Section (i) by any Holder or Holders to all other registered Holders of the Warrants and the Warrant Securities within ten
(10)  days  from  the  date  of  the  receipt  of any such registration request.

(c) In addition to the registration rights under this Section (9) at any time commencing one year after the effective date of the registration statement and expiring four (4) years thereafter, the Holders of Representative's Warrants and/or Warrant Securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file, on one occasion, with the Commission a registration statement so as to permit a public offering and sale for nine (9) consecutive months by such Holders of its Warrant Securities; provided, however, that the provisions of Section (9)(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Holder or Holders making such request.

(10.)     Covenants  of  the Company With Respect to Registration. In connection with any registration under Section (8) or (9) hereof, the Company covenants and agrees as follows:

(a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

(b) The Company shall pay all costs (excluding fees and expenses of Holder(s)' counsel and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections (h), (i) and (j) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. If the Company shall fail to comply with the provisions of Section (10)(a), the Company shall, in addition to any other equitable or other relief available to the Holder(s), extend the Exercise Period by such number of days as shall equal the delay caused by the Company's failure.

(c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as are reasonably requested by the Holder(s), provided that the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction.

(d) The Company shall indemnify the Holder(s) of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Holders within the meaning of Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), from and against all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement but only to the same extent and with the same effect as the provisions pursuant to which the Company has agreed to indemnify the Underwriter contained in Section 7 of the Underwriting Agreement relating to the offering.

(e) The Holder(s) of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against all loss, claim, damage or expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, or their successors or assigns, for specific inclusion in such registration statement to the same extent with the same effect as the provisions contained in Section 7 of the Underwriting Agreement pursuant to which the Underwriter has agreed to indemnify the Company.

(f) The Holder(s) may exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

(g) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section (9) hereof, or permit any other registration statement to be or remain effective during the effectiveness of a registration statement filed pursuant to Section (9) hereof, other than a secondary offering of equity securities of the Company, without the prior written consent of the Holders of the Warrants and Warrant Securities representing a Majority of such securities.

(h) The Company shall furnish to each Holder participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Holder or underwriter, of (x) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and (y) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

(i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with
Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

(j) The Company shall deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriters, copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc. ("NASD") or an Exchange. Such investigation shall include access to books, records and properties and opportunities to discuss the business of the Company with its officers and independent auditors, all to such reasonable extent and at such reasonable times and as often as any such Holder or underwriter shall reasonably request.

(k) The Company shall enter into an underwriting agreement with the managing underwriters, which may be the Underwriter. Such agreement shall be satisfactory in form and substance to the Company, and such managing underwriters, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the managing underwriter; provided however, that no Holder shall be required to make any representations, warranties or covenants or grant any indemnity to which it shall object in any such underwriting agreement. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Warrant Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriters shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriters except as they may relate to such Holders and their intended methods of distribution.

(l) For purposes of this Agreement, the term "Majority" in reference to the Holders of Warrants or Warrant Securities, shall mean in excess of fifty (50%) of the then outstanding Warrants and Warrant Securities that (i) are not held by the Company, an affiliate, officer, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith or (ii) have not been resold to the public pursuant to a registration statement filed with the Commission under the Act.

(11.) Buy-Out of Registration Demand. In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any registrable securities pursuant to the Section, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered in an amount in cash equal to the difference between
(a) 95% of the last sale price of the Common Stock on the day the request for registration is made and (b) the Exercise Price in effect on such day; the purchase transaction closing within three (3) business days; provided however, that the Holder or Holders may decline such request rather than accept such offer by the Company.

(12.)     Conditions  of  Company's Obligations.  The Company's obligation under
Section 10 hereof shall be conditioned as to each such public offering, upon a timely receipt by the Company in writing of: (a) Information as to the terms of such public offering furnished by or on behalf of the Holders making a public distribution of their Warrant Securities.

(13.)     Continuing  Effect of Agreement. The Company's agreements with respect to the Warrant Securities in this Warrant will continue in effect regardless of the exercise or surrender of this Warrant.

(14.) Notices. Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered personally or sent by certified mail, to the Holder, addressed to him
or sent to                                               300 North Argonne Road,
Suite 202, Spokane, Washington 99212, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and, if to the Company, addressed to John R. Coghlan, 422 West Riverside, Suite 1313, Spokane, Washington, 99201. The Company may change its address by written notice to

(15.) Limited Transferability. This Warrant Certificate and the Warrant may not be sold, transferred, assigned or hypothecated for a one-year period after the effective date of the Registration Statement except to underwriters of the Offering referred to in the Underwriting Agreement or to individuals who are either partners or officers of such an underwriter or by will or by operation of law and if transfer occurs after one year, the warrant must be exercised immediately upon transfer or it shall lapse. The Warrant may be divided or combined, upon request to the Company by the Warrant holder, into a certificate or certificates evidencing the same aggregate number of Warrants. The Warrant may not be offered, sold, transferred, pledged or hypothecated in the absence of any effective registration statement as to such Warrant filed under the Act, or an exemption from the requirement of such registration, and compliance with the applicable federal and state securities laws. The Company may require an opinion of counsel satisfactory to the Company that such registration is not required and that such laws are complied with. The Company may treat the registered holder of this Warrant as he or it appears on the Company's book at any time as the Holder for all purposes. The Company shall permit the Holder or his duly authorized attorney, upon written request during ordinary business hours, to inspect and copy or make extracts from its books showing the registered holders of Warrants.

(16.) Transfer to Comply With the Securities Act of 1933. The Company may cause the following legend, or one similar thereto, to be set forth on the Warrants and on each certificate representing Warrant Securities, or any other security issued or issuable upon exercise of this Warrant not theretofore distributed to the public or sold to underwriters for distribution to the public pursuant to Sections (8) or (9) hereof; unless counsel satisfactory to the Company is of the opinion as to any such certificate that such legend, or one similar thereto, is unnecessary: "The warrants represented by this certificate are restricted securities and may not be offered for sale, sold or otherwise transferred unless an opinion of counsel satisfactory to the Company is obtained stating that such offer, sale or transfer is in compliance wrath state and federal securities law.

(17.)     Applicable  Law.  This  Warrant shall be governed by, and construed in accordance with, the laws of the State of Washington, without giving effect to conflict of law principles.

(18.) Amendment/Assignability. This Warrant may not be amended except in a writing signed by each Holder and the Company. This Warrant Certificate and the options evidenced hereby may not be sold, transferred, pledged, hypothecated or otherwise disposed of except by Will, the Laws of Descent and Distribution, or other testamentary transfer. Each Holder of this Warrant Certificate, and any shares of capital stock of the Company issued upon exercise of any such warrant, by taking or holding the same, consents to and agrees to be bound by the provisions of this Section 7. Notwithstanding the above the Holder may transfer twelve (12) months from the date herein, a portion or all of the Holder's Warrants to certain persons, including but not limited to the Holder's officers, directors, shareholders, employees or Registered Representatives,

(19.)     Severability.  If  any  provisions of this Warrant shall be held to be invalid or unenforceable, such invalidity or enforceability shall not affect any other provision of this Warrant.

(20.)     Survival of Indemnification Provisions. The indemnification provisions
of  this  Warrant  shall  survive  until               ,  2012.

(21) Company to Provide Reports. Etc. While this Warrant Certificate remains outstanding, the Company shall mail to the persons in whose name this Warrant Certificate is registered copies of all reports and correspondence which the Company mails to its stockholders.

(22) Representations and Warranties of Holder. The Holder hereby represents and warrants to the Company:

(a) The Holder understands that this Warrant Certificate and the Common Shares to be issued herein, HAS NOT BEEN APPROVED OR DlSAPPROVED BY TME UNITED STATES SECURITIES AND EXCHANGE COMMISION, THE STATE OF WASHINGTON, OR ANY OTHER STATE SECURITIES AGENCIES.

(b) This Warrant Certificate and the Common Stock to be issued herein may not be transferred, encumbered, sold, hypothecated, or otherwise disposed of to any person, without the express prior written consent of the Company and the prior opinion of counsel for the Company, that such disposition will not violate Federal and/or State Securities Acts. Disposition shall include, but is not limited to acts of selling, assigning, transferring, pledging, encumbering, hypothecating, giving, and any form of conveying, whether voluntary or not.

(c) To the extent that any Federal and/or State Securities laws shall require, the Holder hereby agrees that any shares acquired pursuant to this Warrant Certificate shall be without preference as to dividends, assets, or voting rights and shall have no greater or lesser rights per share than the securities issued for cash or its equivalent.

(d) This Warrant is subject in all respects to the terms and provisions of an Underwriting Agreement between the Company and Public Securities, Inc., (the Underwriter therein and the initial Holder hereof), relating to a public
offering  of  the  Common  Stock of the Company dated                    , 2001.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officers and to be sealed with the seal of the Company this day of June, 2001.

TEMPORARY  FINANCIAL  SERVICES,  INC.

By
     ,  President
Date:

Attest:


Secretary

Exhibt 1 (iii)

PURCHASE FORM

The Undersigned hereby exercises the Warrant Certificate to subscribe for and purchase shares of Common Stock, $.001 par value ("Common Shares"), of Temporary Financial Services, Inc., a Washington Corporation, evidenced by the within the Warrant Certificate and herewith makes payment of the Exercise. Kindly issue certificates for the Common Shares in accordance with the instructions given below. The certificate for the unexercised balance, if any, of the within Warrant Certificate will be registered in the name of the undersigned.

Dated:


(Signature)

Instructions  for  registration  of  Common  Shares


Name  (Please  print)

Social  Security  or  Other  Identifying  Number:

Address:

Street

City,  State  and  Zip  Code


HOLDER:

PUBLIC  SECURITIES,  INC.

By:
Title:     President

Instructions for registration of certificate representing the unexercised balance of Warrant (if any)

Name  (Please  print)

Social  Security  or  Other  Identifying  Number:

Address:

Street

City,  State  and  Zip  Code

                               FORM OF ASSIGNMENT
                (to be executed by the registered holder hereof)

FOR  VALUE  RECEIVED,                      does hereby sell, assign and transfer
unto                                         the right to purchase shares of the
Common  Stock  of  the Company, $.001 par value ("Common Shares"), of  Temporary
Financial  Services,  Inc.                                    evidenced  by  the
within  Warrant,  and  does  hereby  irrevocably  constitute  and  appoint attomey, to transfer such right on the books of the Company with full power of substitution in the premises.

DATED:                   ,  200



(Signature)


(Signature

     FORM OF SELECTED DEALER AGREEMENT
     800,000  SHARES

     (A  WASHINGTON  CORPORATION)
     ($5.00  PER  SHARE)

     SELECTED  DEALERS  AGREEMENT
     ----------------------------

     ,  2001
Gentlemen:

We have agreed to act as the exclusive agent of Temporary Financial Services, Inc., a Washington Corporation ("Company"), pursuant to an Underwriting Agreement between the Company and us ("Underwriter"), which may be obtained from us on written request, for the sale to the public of an aggregate of 800,000 Shares of Common Stock, par value $0.001 ("Shares"). The Shares are described in the enclosed Prospectus, additional copies of which will be supplied in reasonable quantities upon request to us.

We invite your participation as a Selected Dealer ("Selected Dealer") in offering to the public, a part of the Shares at the initial public offering price of $5.00 per share. As a Selected Dealer, you will be allowed, subject to the sale of Shares in the public offering, a Commission of % per Shares on all Shares sold by you. Payment of such commissions will be made within five (5) business days after the payment of the proceeds to the Company. The Shares will be offered to the public on a "best efforts" basis subject to the approval of certain legal matters by counsel and subject to certain other items and conditions. We reserve the right to withdraw, cancel or modify any offer.

You confirm you are a Selected Dealer: (i) registered with the Securities and Exchange Commission ("Commission") as a broker-dealer under the Securities Exchange Act of 1934, as amended ("1934 Act"), and a member in good standing with the National Association of Securities Dealers, Inc. ("NASD"); (ii) and, in making sales, to comply with the NASD's interpretation with Respect to FreeRiding and Withholding (IM-2110-1); (iii) actually engaged in the investment banking or securities business and who is a member in good standing of the National Association of Securities Dealers, Inc. ("NASD").

In making sales, you hereby agree to comply with the provisions of Article III of the Rules of Fair Practice of the NASD. Any agreement herein is conditioned on your being qualified and registered under applicable securities laws, if any, to act as a dealer or broker in securities and your compliance with the NASD's Rules of Fair Practice, including, but not limited to, IM2300, and Sections 8, 24, 25 and 36 of such Rules, or if you are a foreign broker-dealer not eligible for NASD membership, then it is conditioned upon your agreement to make no offer or sale of the Shares within the United States, its territories or possessions or to residents therein or nationals thereof, and in making offers and sales to conform to the applicable NASD Rules of Fair Practice and interpretations as though you were a member of the NASD. You represent that you meet such conditions and acknowledge your familiarity with applicable law, rules, regulations and releases, and agree that you will not directly or indirectly violate any of such applicable provisions in connection with your acting as a Selected Dealer.

You confirm that you agree to abide by all the applicable rules and regulations of the Securities and Exchange Commission and interpretations thereof, including those as to "penny stocks" and "designated securities". Such rules include but are not limited to Rule 15c2-6, Exchange Act Rule 15(g), and the interpretations thereunder, and Exchange Act Rule 15c2-6. Your attention is called to and you agree to comply with the following: (a) Article III, Section 1 of the Rules of

Fair Practice of the NASD and the interpretations of said Section promulgated by the Board of Governors of the NASD; (b) Section 10(b) of the 1934 Act and Regulation M, 10b-10 of the general rules and regulations promulgated under the 1934 Act; (c) Rule 15c2-8 of the general rules and regulations promulgated under the 1934 Act requiring the distribution of a preliminary Prospectus to all persons reasonably expected to be purchasers of the Securities from you at least 48 hours prior to the time you expect to mail confirmations; and, (d) all the applicable rules and regulations of the NASD and the interpretations thereof promulgated by the Board of Governors thereof, including those as to "Free Riding and Withholding", including Sections 8-24 and 8-36.

All orders will be strictly subject to confirmation and we reserve the right in our uncontrolled discretion to reject any order in whole or in part, to accept or reject orders in the order of their receipt or otherwise, and allot. Neither you nor any other person is authorized by the Company or us to give any information or make any representations other than those contained in the Prospectus in connection with the sale of any of the Shares. No Dealer is authorized to act as agent for us when offering the Shares to the public or otherwise. A registration statement covering the offering has been filed with the Securities and Exchange Commission in respect to the Securities. You will be promptly advised when the registration statement becomes effective. Each Selected Dealer in selling Securities pursuant hereto agrees (which agreement shall also be for the benefit of the Company) that it will comply with the applicable requirements of the Securities Act of 1933 and of the Securities Exchange Act of 1934 and any applicable rules and regulations issued under said Acts. Nothing contained herein shall render the Selected Dealers a member of the Underwriting Group or partners with the Underwriter or with one another.

Payment for the Shares purchased by your customer is to be made by 12:00 noon the next business day following receipt of the proceeds from your customers by your customer's check or by your certified or banks cashier's check made payable to "Sterling Savings Bank, ESCROW AGENT FOR TEMPORARY FINANCIAL SERVICES" at
 00000-0000, at the initial public offering price against delivery of the Shares to be purchased by your customer. In addition, there shall be provided to us at 300 North Argonne Road, Suite 202, Spokane, Washington, 99212 Attn: William F. Ross, President, the names and addresses of the purchasers, the number of Shares purchased by each, the amount paid therefor, and whether the amount paid was in the form of cash or evidenced by a check.

This agreement shall terminate at the close of business on the day after the Date of Delivery (as defined in the Underwriting Agreement), unless earlier terminated. We may terminate this Agreement at any time by written or telegraphic notice to you.

In the event that prior to the termination of this Agreement we purchase in the open market or otherwise, any Shares delivered to you, you agree to repay to us the amount of the above concession to Selected Dealers plus brokerage commissions and transfer taxes paid in connection with such purchase or contract to purchase.

You agree to indemnify us and to hold us harmless and each person, if any, who controls us, within the meaning of Section 15, of the Securities Act of 1933 ("1933 Act"), against any and all losses, claims, damages, or liabilities to which we may become subject as a result of you breach of this agreement or of your failure to perform any of the promises contained herein, and will also reimburse us, or any controlling connection with investigation or defending such action or claim.

We shall have full authority to take such action as we may deem advisable in respect of all matters pertaining to the offering. We shall be under no liability to you except for lack of good faith and for obligations expressly assumed by us in this Agreement. Nothing contained in this paragraph is intended to operate as, and the provisions of this paragraph shall not in any way whatsoever constitute, a waiver by you of compliance with any provision of the 1933 Act, or of the rules and regulations of the Securities and Exchange Commission ("Commission") issued thereunder.

Upon application to us, we will inform you as to the jurisdictions in which we believe the Shares have been qualified for sales under, or are exempt from the requirements of, the respective securities laws of such jurisdictions, but we assume no responsibility or obligation as to your right to sell Shares in any jurisdiction. You agree not to sell Securities in any other state or jurisdiction and to not sell Securities in any state or jurisdiction unless you are qualified or licensed to sell securities in such state or jurisdiction.

You confirm that you are familiar with Rule 15c2-8 under the 1934 Act relating to the distribution of preliminary and final prospectuses and confirm that you have complied and will comply therewith.

We hereby confirm that we will make available to you such number of copies of the Prospectus (as amended or supplemented) as you may reasonably request for the purposes contemplated by the 1933 Act, or the 1934 Act or the rules and regulations of the Commission thereunder.

You, as a member of the NASD, by signing this Agreement, acknowledge that you are familiar with the cited laws and rules and agree that you will not directly and/or indirectly violate any provisions of applicable law in connection with your participation in the distribution of the Securities. You, by becoming a member of the Selected Dealers represent that (a) neither you nor any of your directors, officers, partners or "persons associated with" you (as defined in the By-Laws of the NASD), nor to your knowledge, any "related person" (defined by the NASD to include counsel, financial consultants and advisors, finders, members of the selling group or distribution group, and any other persons associated with or related to any of the foregoing) or any other broker-dealer,
(i) within the last 18 months have purchased in private transactions, or intends before, at or within 6 months after the commencement of the public offering of the Securities, to purchase in private transactions, any securities of the Company or any parent, predecessor, or subsidiary thereof, (ii) within the last 12 months had any dealings with any of the Company or the parent, predecessor, subsidiary or controlling shareholder thereof, or (iii) have, except as contemplated by this Agreement, any agreement, arrangement or understanding to receive compensation in connection with (as defined by the NASD) the distribution of the Securities.

Any notice from us to you shall be deemed to have been duly given if mailed or telegraphed to you at the address to which this Agreement is mailed.

This Agreement will be governed by and construed in accordance with the laws of the State of Washington.

Any controversy arising out of, connected to, or relating to any matters herein of the transactions between Selected Dealer and Public Securities, Inc. (including for purposes of arbitration, officers, directors, employees, controlling persons, affiliates, professional advisors, agents, or promoters of the Public Securities), on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumer Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Revised Code of Washington, 7.04. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom then shall select a third arbitrator, which shall constitute the three person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties.

Please confirm your agreement hereto by a facsimile transmission of your acceptance and by signing and returning at once to us at 300 North Argonne Road, Suite 202, Spokane, Washington, 99212 Attn: William F. Ross, President, (509-892-5620) the enclosed duplicate of this letter. Upon receipt thereof, this letter and such signed duplicate copy will evidence the agreement between us.

Your  Truly:

PUBLIC  SECURITIES,  INC.

By:
Title:

 Shares
Selected  Dealers  Allocation

AGREED  AND  ACCEPTED  as  of  the  date  first  above  written:

SELECTED  DEALER


By:
Title: